UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23309

BlueBay Destra International Event-Driven Credit Fund

(Exact name of registrant as specified in charter)

443 North Willson Ave.

Bozeman, MT 59715

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

443 North Willson Ave.

Bozeman, MT 59715

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 855-3434

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

BlueBay Destra International Event-Driven Credit Fund

Annual Report

September 30, 2021

Effective January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.destracapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), through the Fund’s transfer agent by calling the Fund toll-free at 844-9DESTRA (933-7872), or if you are a direct investor, by enrolling at www.destracapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call toll-free at 844-9DESTRA (933-7872) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Destra Fund Complex if you invest directly with the Fund.

Bluebay Destra International Event-Driven Credit Fund
Shareholder Letter

Fellow Shareholders,

We are pleased to present you with your Fiscal 2021 Annual Report (the “Report”) for the BlueBay Destra International Event-Driven Credit Fund (the “Fund”). This Annual Report covers the period between October 1, 2020 and September 30, 2021 (the “Fiscal Year”).

On the subsequent pages, you will find commentary from the Fund’s Sub-Advisor, BlueBay Asset Management LLP (“BlueBay”), discussing the factors that most affected performance during the reporting period as well as specific details regarding investment results and portfolio holdings.

For the 12 months ended, September 30, 2021, the stock market, as represented by the S&P 500 index (“S&P 500” or “Stocks”) returned over +30.0%, and global equities, as represented by the MSCI All Country World Index, returned over +27.9%. This robust period of return following the COVID induced recession in March 2020 endured many headline news stories including several COVID variants, a labor market with millions unemployed and yet even more unfilled jobs, supply chain disruptions, gridlocks in Congress, and the fastest gains in core inflation since 1991.

10-Year Treasury rates rose considerably over the Fiscal Year period from the depths of March 2020 lows. As concerns surrounding COVID variants and economic growth started to mount, the 10-Year Treasury rates briefly peaked at the end of March 2021, stalled until mid-July, and restarted the trend upward again through the time of writing this letter.

Bonds, as measured by the Bloomberg Barclays US Aggregate Index (“Agg” or “Bonds”), returned -0.9% for the Fiscal Year period. During this same time period, Long Term Treasury’s, as measured by the Bloomberg Long Term US Treasury Index (“Long Term Treasuries”), were down over -10.2%.

Alternatives, measured by the Morningstar Diversified Alternative Index (“MDA” or “Alts”), middled the results of both stocks and bonds, posting +13.2% return in the Fiscal Year.

The BlueBay Destra International Event-Driven Credit Fund returned +27.25% for the Class I shares during the fiscal year outperforming Alts and Bonds while narrowly underperforming Stocks.

During the fiscal year, the Fund crossed its three-year anniversary in May 2021. Over the Fund’s 3-Year track record, BlueBay and Fund have delivered impressive performance for shareholders. In fact, the Fund was the top performing credit interval fund on 3-Year and Since Inception Total Returns as of the Fund’s fiscal year end (Source: Morningstar Direct, Data as September 30, 2021. Fund Inception Date May 9, 2018.)

BlueBay is a premier alternative income asset manager based in the UK, with over $80 billion in assets under management and 20 years of experience managing credit, debt, and distressed assets. We are thrilled to be working with such a storied and tenured manager.

We appreciate the continued confidence you have placed in us and our investment partners. Please read this Report carefully and be sure to contact your Financial Advisor or Destra Capital if you have any additional questions.

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

BlueBay Destra International Event-Driven Credit Fund

Bluebay Destra International Event-Driven Credit Fund
Risk Disclosure
As of September 30, 2021 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisers’ control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 844-9DESTRA (933-7872) or access our website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Performance and Graphical Illustrations
September 30, 2021 (unaudited)
Average Annual Total Returns for the period ended September 30, 2021
Inception Date: May 9, 2018				Inception Date: December 21, 2018
Share Class	1 Year	3 Year	Since Inception	Share Class	1 Year	Since Inception
Class I	27.25%	11.37%	9.87%	Class A at NAV	26.96%	13.47%
Bloomberg Global Aggregate Index	-0.91%	4.24%	3.36%	Class A with Load	19.66%	11.08%
				Class L at NAV	26.64%	13.19%
				Class L with Load	21.27%	11.43%
				Class T at NAV	26.32%	12.91%
				Class T with Load	22.53%	11.68%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873). Class A shares have a maximum sales charge of 5.75% and a shareholder service fee of 0.25%. Class L shares have a maximum sales charge of 4.25%, a 12b-1 fee of 0.25%, and a shareholder service fee of 0.25%. Class T shares have a maximum sales charge of 3.00%, a 12b-1 fee of 0.50%, and a shareholder service fee of 0.25%.

Growth of an Assumed $100,000 Investment

Value as of 9/30/21
$140,000
$135,000
$130,000
$125,500
$120,000
$115,000
$110,000
$105,000
$100,000
$95,000
$90,000
BlueBay Destra International Event-Driven Credit Fund - Class I
Bloomberg Global Aggregate Index
$137,649
$111,887
5/09/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21

This graph illustrates the hypothetical investment of $100,000 in the Fund, Class I, from May 9, 2018 (inception date) to September 30, 2021. The Average Annual Total Return table and Growth of Assumed $100,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Additionally, the performance of the other classes will be greater than or less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Bluebay Destra International Event-Driven Credit Fund
Performance and Graphical Illustrations (continued)
September 30, 2021 (unaudited)

Summary of Portfolio Assets Allocation

CASH, 11.56%
CORE INCOME, 22.17%
CREDIT SHORTS, 0.00%
RESTRUCTURING, 19.42%
STRESSED, 25.61%
OPPORTUNISTIC, 21.24%

The above chart provides a visual breakdown of the Fund’s major investment types that the underlying securities represent, as a percentage of the total investments held as of September 30, 2021. Please see the Schedule of Investments on the following pages for a detailed list of the Fund’s holdings. The Fund’s portfolio composition is subject to change at any time and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Bluebay Destra International Event-Driven Credit Fund
Portfolio Manager Letter (unaudited)

Investment Environment

Markets ended a turbulent 2020 in a positive fashion, with the announcement of COVID-19 vaccines and the favourable U.S. election result boosting risk sentiment. Brexit headlines came back into the spotlight for European markets, as a disruptive and acrimonious ‘no deal’ was avoided before year-end. There was a compression theme in credit markets at the start of 2021 caused by the combination of higher government bond yields and expectations of a growth rebound. The second quarter saw further confirmation of a stronger earning environment for corporates as quarterly earnings exceeded expectations across sectors. With COVID-19 infection rates declining and vaccines appearing to mitigate concerns with respect to the new variants of the virus, economic reopenings saw solid growth across developed economies. Abundant liquidity helped push equity markets to new highs, and credit markets continued to rally.

Volatility returned during the third quarter of 2021 with the moves in core rates in addition to the worsening property sector debt crisis in China which spilled over into global markets and fuelled growth concerns. However, overall, the default environment in Europe remained subdued, with the trailing 12-month default rate falling to 1.5%.

Performance Discussion

For the twelve-month period ended September 30, 2021, Class I of the BlueBay Destra International Event-Driven Credit Fund (the “Fund”) had a return of 27.25%, net of fees. Over the fiscal review period the Fund was re-positioned to be event driven focused and the main contributors to return came from this strategy.

The top contributor to returns was Vertellus, due to our exit in profits from the majority of our exposure, as the company was sold to Pritzker Private Capital. In December 2016, BlueBay and other ad hoc pre-petition lenders acquired the business out of bankruptcy. The deal resulted in BlueBay investing across the capital structure, with a focus on the post-reorganisation equity. This was a position held in the Fund since inception in May 2018 as we believed in the turnaround and growth capacity of the business under new lender-appointed management; the outcome was a doubling of profitability in this five-year period and a business with what we feel are attractive sale characteristics, which led to the deal with Pritzker. The five-year investment internal rate of return was 35% and the cash-on cash return was 1.7x.

The other significant contributor from the restructuring sleeve was MPC Containers. This position benefited from the large increase in charter rates for the feeder container ship sector. We participated in the heavily discounted rights issue during summer 2020 and took some profits as the equity price rose while maintaining a core position, as we continue to believe there is upside from the fleet’s earning potential for the next few years.

The stressed sleeve was the best performing sleeve with contributors from multiple positions. Moby, the Italian ferry operator, performed well, as news that the ad-hoc group (AHG) – which includes BlueBay – had signed a Memorandum of Understanding with the company and its family owners was taken well by the market. Also, equity and bonds positions in Amigo, the guarantor-backed UK lender, delivered solid performance over the first half of 2021. Both asset prices rose significantly during the process of the Scheme of Arrangement and as the complexities became clearer, we sold down our equity as the price rose and the potential upside was more fairly reflected. The bonds rose to the mid-high 80s. We sold our bonds when the Italian Court declined to approve the Scheme and a new set of uncertainties came to the fore. Other notable contributors from the stressed sleeve, included our Mulhacen and Matalan bonds which continued to perform well. Both names have benefited from market anticipation of the gradual ending of lockdown measures and a return to more normalised trading in the medium term.

The other theme which worked well was exposure to rig operators, as higher day rates and a bullish backdrop for oil led to decent gains across multiple positions including, Borr Drilling, Floatel and Jacktel.

The negative detractors included exposure to Chinese multinational technology firm Tencent and iTraxx credit hedges from the allocation to multi asset credit. Additionally, exposure to U.S. utilities issuer Talen Energy within the core income sleeve continued to face weakness and was downgraded at the end of August from B to CCC.

Viewpoint & Outlook

COVID-19 may not be the direct cause of the latest market volatility, but it has certainly had its part to play. We continually highlighted that companies would emerge from the crisis with more debt and greater leverage, and an uncertain path as to how they would re-grow into their capital structures. While governments and lenders have ensured more of these companies have emerged from the crisis, it does not mean that many are not vulnerable to the impact of lower growth and escalating costs associated with the supply-chain and energy issues, and the knock-on effects these have on their customer base. No one wants this to lead to something much greater from a recessionary or stagflation perspective, but we do think that the floor is already set for an uptick in corporate pain that will lead to an increased opportunity set for the Fund.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments
As of September 30, 2021
Shares or Principal Amounts	Description	Value
	BANK LOANS – 10.7%
	BERMUDA – 5.2%
	Borr Drilling, Ltd.:
360,577	6.632% (1-Month USD Libor + 650 basis points), 06/25/2022(1)(2)	$299,279
1,009,615	4.882% (1-Month USD Libor + 475 basis points), 06/25/2022(1)(2)	878,365
120,192	4.882% (1-Month USD Libor + 475 basis points), 06/25/2022(1)(2)	105,769
84,135	4.882% (1-Month USD Libor + 475 basis points), 06/25/2022(1)(2)	74,039
841,346	2.625%, 06/25/2022(2)	740,385
96,154	1.900%, 06/25/2022(2)	84,615
		2,182,452

	JERSEY – 1.5%
623,096	Alloy Finco, Ltd.,14.000%, 03/06/2025	611,725

	SPAIN – 4.0%
	Celsa Group:
764,061	4.400%, 12/31/2024	845,612
2,883,457	3.000%, 06/30/2025	604,456
232,955	2.000%, 06/30/2025(2)	224,748
		1,674,816
	TOTAL BANK LOANS (Cost $3,969,446)	4,468,993

	COMMON STOCK – 3.0%
	MARSHALL ISLANDS – 3.0%
66,760	Scorpio Tankers, Inc.	1,237,730

	TOTAL COMMON STOCK (Cost $1,174,083)	1,237,730

	CORPORATE DEBT SECURITIES – 10.5%
	CANADA – 2.8%
1,150,000	First Quantum Minerals Ltd., 6.500%, 03/01/2024(3)	1,165,813

	MARSHALL ISLANDS – 2.1%
790,000	Danaos Corp., 8.500%, 03/01/2028(3)	874,222

	UNITED STATES – 5.6%
1,000,000	Allegheny Technologies, Inc., 7.875%, 08/15/2023	1,126,250
1,000,000	HCA, Inc., 5.875%, 05/01/2023	1,076,270
138,000	Voyager Aviation Holdings LLC, 8.500%, 05/09/2026(3)	126,615
		2,329,135
	TOTAL CORPORATE DEBT SECURITIES (Cost $4,416,214)	4,369,170
Shares or Principal Amounts	Description	Value
	INTERNATIONAL DEBT SECURITIES – 37.6%
	BERMUDA – 5.2%
	Floatel International, Ltd.:
2,453,316	6.000%, 09/24/2026	$1,079,459
2,457,004	10.000%, 09/24/2026	1,081,082
		2,160,541

	CAYMAN ISLANDS – 0.9%
3,903,658	Nor Offshore SPV, Ltd., 2.000%, 02/04/2022	390,366

	ITALY – 7.7%
	Banca Monte dei Paschi di Siena SpA:
255,000	10.500%, 07/23/2029	303,009
919,000	8.000%, 01/22/2030(4)	858,667
3,508,000	Moby SpA, 7.750%, 02/15/2023(5)(6)	2,073,334
		3,235,010

	LUXEMBOURG – 1.4%
557,384	Paper Industries Intermediate Financing Sarl, 7.000% (3-Month EUR Libor + 700 basis points), 03/01/2025(1)(3)	587,808

	NETHERLANDS – 0.0%
261,061	EA Partners II BV, 6.750%, 06/01/2099(5)(6)	7,832

	NORWAY – 6.8%
24,232,084	BOA OCV AS, 2.000%, 12/31/2024(3)	360,873
5,330,000	Jacktel AS, 10.000%, 12/04/2023(3)	1,332,500
18,159,691	REM Saltire Holding AS, 7.000%, 12/31/2024(3)	1,144,173
		2,837,546

	PORTUGAL – 0.7%
300,000	Transportes Aereos Portugueses SA, 5.625%, 12/02/2024	288,136

	SINGAPORE – 4.3%
1,825,247	Mulhacen Pte, Ltd., 6.500%, 08/01/2023	1,782,172

	UNITED KINGDOM – 9.6%
741,000	Dignity Finance PLC, 4.696%, 12/31/2049	1,115,023
3,150,000	House of Fraser Funding PLC, 0.000% (3-Month GBP Libor + 575 basis points), 03/15/2022(1)(5)(6)	116,792

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares or Principal Amounts	Description	Value
	INTERNATIONAL DEBT SECURITIES (continued)
	UNITED KINGDOM (continued)
294,240	Matalan Finance PLC, 9.500%, 01/31/2024	$259,449
906,000	Voyage Care BondCo PLC, 10.000%, 11/01/2023	1,258,164
1,220,000	Waldorf Production UK, Ltd., 9.750%, 10/01/2024(2)	1,250,500
		3,999,928

	UNITED STATES – 1.0%
406,309	Intralot, Inc., 7.090%, 09/15/2025(3)	409,356

	TOTAL INTERNATIONAL DEBT SECURITIES (Cost $14,307,462)	15,698,695

	INTERNATIONAL EQUITIES – 9.6%
	BELGIUM – 0.9%
106,035	Balta Group SA(3)(5)	362,502

	NORWAY – 5.6%
992,564	MPC Container Ships AS(5)	2,359,376

	UNITED KINGDOM – 3.1%
55,000	Dignity PLC(5)	498,315
122,501	Drax Group PLC	795,753
		1,294,068

	TOTAL INTERNATIONAL EQUITIES (Cost $3,584,293)	4,015,946

	PRIVATE COMPANIES – 6.8%
	AUSTRALIA – 0.2%
65,000	Quintis Australia Pty, Ltd., Common Shares(7)(8)	10,400
	Quintis Australia Pty, Ltd., Corporate Debt:
7,895	7.500%, 10/01/2026(3)(7)(8)	7,863
117,000	0.000%, 10/01/2028(3)(7)(8)	86,697
		104,960
	BERMUDA – 0.0%
1,055,232	Floatel International, Ltd., Common Shares(7)(8)	11
436,438	Floatel International, Ltd., Warrants, 03/16/2025(5)(7)(8)	4
		15
Shares or Principal Amounts	Description	Value
	PRIVATE COMPANIES (continued)
	ITALY – 2.9%
1,100,000	Saxa Gres Spa, Corporate Debt, 7.000%, 08/04/2026(7)(8)	$1,216,132

	LUXEMBOURG – 1.7%
3,500	Avation PLC, Warrants, 10/31/2026	2,017
25,947,663	Paper Industries TopCo, Ltd., Common Shares	701,640
557,384	Paper Industries TopCo, Ltd., Warrants, 06/23/2025(7)(8)	7
		703,664

	UNITED KINGDOM – 1.9%
507,096	Alloy Topco, Ltd., Common Shares(7)(8)	68
9,200	KCA Deutag, Common Shares	775,100
		775,168

	UNITED STATES – 0.1%
384	Cayenne Aviation LLC, Preferred Shares	35,328
64	Voyager Aviation Holdings LLC, Common Shares(7)(8)	—
		35,328

	TOTAL PRIVATE COMPANIES (Cost $2,467,861)	2,835,267

	U.S. TREASURY NOTES – 8.8%
	UNITED STATES – 8.8%
3,700,000	United States Treasury Note, 0.125%, 12/31/2022	3,699,638

	TOTAL U.S. TREASURY NOTES (Cost $3,699,277)	3,699,638

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares or Principal Amounts	Description	Value
	SHORT-TERM INVESTMENTS – 14.9%
	UNITED STATES – 14.9%
6,215,821	BlackRock Liquidity Funds FedFund Portfolio – Institutional Class, 0.025%(9)	$6,215,821
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,215,821)	6,215,821
	TOTAL INVESTMENTS – 101.9% (Cost $39,834,457)	42,541,260
	Liabilities in Excess of Other Assets – (1.9)%	(774,768)
	TOTAL NET ASSETS – 100.0%	$41,766,492

(1)   Floating rate security. Rate as of September 30, 2021 is disclosed.

(2)   When-issued security that has not settled as of September 30, 2021. Rate is not in effect at September 30, 2021.

(3)   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by management. At September 30, 2021 the total value of these securities is $6,458,422 representing 15.5% of net assets.

(4)   Variable rate security. Rate as of September 30, 2021 is disclosed.

(5)   Non-income producing security.

(6)   Security is in default.

(7)   Fair valued using significant unobservable inputs.

(8)   Restricted investment as to resale (see Note 2).

(9)   The rate is the annualized seven-day yield as of September 30, 2021.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2021

At September 30, 2021, the BlueBay Destra International Event-Driven Credit Fund had outstanding forward foreign exchange contracts as set forth below:

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Contract Amount		Value	Unrealized Appreciation (Depreciation)
				Buy	Sell
December 15, 2021	Banco Santander	Norwegian Krone	U.S. Dollar	NOK 625,000	$ 72,500	$71,464	$(1,036)
December 15, 2021	BNP Paribas Securities Corp.	U.S. Dollar	Euro Currency	$ 35,244	EUR 30,000	34,815	429
December 15, 2021	Brown Brothers Harriman	Norwegian Krone	U.S. Dollar	NOK 3,073,829	$ 353,764	351,471	(2,293)
December 15, 2021	Brown Brothers Harriman	Norwegian Krone	U.S. Dollar	NOK 939,018	$ 108,945	107,370	(1,575)
December 15, 2021	Brown Brothers Harriman	Norwegian Krone	U.S. Dollar	NOK 724,833	$ 82,973	82,880	(93)
December 15, 2021	Brown Brothers Harriman	U.S. Dollar	Euro Currency	$ 9,532,711	EUR 8,053,773	9,346,458	186,253
December 15, 2021	Brown Brothers Harriman	U.S. Dollar	Euro Currency	$ 412,162	EUR 352,142	408,663	3,499
December 15, 2021	Brown Brothers Harriman	U.S. Dollar	Norwegian Krone	$ 4,460,538	NOK 38,871,992	4,444,741	15,797
December 15, 2021	Brown Brothers Harriman	U.S. Dollar	Norwegian Krone	$ 110,216	NOK 958,924	109,646	570
December 15, 2021	Brown Brothers Harriman	U.S. Dollar	Norwegian Krone	$ 110,514	NOK 950,476	108,680	1,834
December 15, 2021	Brown Brothers Harriman	U.S. Dollar	Poland Zloty	$ 598,906	PLN 2,289,800	575,730	23,176
December 15, 2021	Brown Brothers Harriman	U.S. Dollar	Pound Sterling	$ 4,794,891	GBP 3,485,262	4,697,574	97,317
December 15, 2021	Credit Agricole	U.S. Dollar	Euro Currency	$ 112,633	EUR 95,874	111,263	1,370
December 15, 2021	Morgan Stanley & Co. LLC	Norwegian Krone	U.S. Dollar	NOK 1,088,358	$ 125,098	124,446	(652)
December 15, 2021	Nomura Securities Co., Ltd.	U.S. Dollar	Pound Sterling	$ 136,874	GBP 100,000	134,784	2,090
December 15, 2021	Toronto-Dominion Bank	U.S. Dollar	Euro Currency	$ 470,220	EUR 400,000	464,203	6,017
December 15, 2021	UBS AG	Euro Currency	U.S. Dollar	EUR 700,000	$ 821,492	812,355	(9,137)
December 15, 2021	UBS AG	Euro Currency	U.S. Dollar	EUR 275,000	$ 321,113	319,139	(1,974)
December 15, 2021	UBS AG	U.S. Dollar	Euro Currency	$ 84,952	EUR 71,999	83,555	1,397
							$322,989

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2021
Summary by Industry Group	Value	% of Net Assets
Bank Loans
Aerospace/Defense	$611,725	1.5%
Iron/Steel	1,674,816	4.0
Oil & Gas	2,182,452	5.2
Total Bank Loans	4,468,993	10.7
Common Stock
Transportation	1,237,730	3.0
Total Common Stock	1,237,730	3.0
Corporate Debt Securities
Diversified Financial Services	126,615	0.3
Healthcare-Services	1,076,270	2.6
Iron/Steel	1,126,250	2.7
Mining	1,165,813	2.8
Transportation	874,222	2.1
Total Corporate Debt Securities	4,369,170	10.5
International Debt Securities
Airlines	295,968	0.7
Banks	1,161,676	2.7
Commercial Services	2,447,523	5.9
Computers	409,356	1.0
Diversified Financial Services	2,172,538	5.2
Forest Products & Paper	587,808	1.4
Healthcare-Services	1,258,164	3.0
Oil & Gas	3,411,041	8.2
Oil & Gas Services	1,144,173	2.7
Retail	376,241	0.9
Transportation	2,434,207	5.9
Total International Debt Securities	15,698,695	37.6
International Equities
Commercial Services	498,315	1.2
Electric	795,753	1.9
Textiles	362,502	0.9
Transportation	2,359,376	5.6
Total International Equities	4,015,946	9.6

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2021
Summary by Industry Group	Value	% of Net Assets
Private Companies
Airlines	$2,017	0.0%
Building Materials	1,216,132	2.9
Diversified Financial Services	35,328	0.1
Energy	775,100	1.9
Forest Products & Paper	796,207	1.9
Metal Fabricate/Hardware	68	0.0
Oil & Gas	15	0.0
Private Equity	10,400	0.0
Total Private Companies	2,835,267	6.8
U.S. Treasury Notes
Sovereign	3,699,638	8.8
Total U.S. Treasury Notes	3,699,638	8.8
Short-Term Investments
Money Market Fund	6,215,821	14.9
Total Short-Term Investments	6,215,821	14.9
Total Investments	42,541,260	101.9
Liabilities in Excess of Other Assets	(774,768)	(1.9)
Total Net Assets	$41,766,492	100.0%

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Assets and Liabilities
September 30, 2021
Assets:
Investments, at value (cost $39,834,457)	$42,541,260
Cash	885,891
Restricted cash:
Deposits held at broker	670,000
Foreign currency, at value (cost $137,717)	136,081
Unrealized appreciation on:
Forward foreign exchange contracts	339,749
Receivables:
Interest	508,651
Fund shares sold	13,097
Investments sold	1,243,993
Escrow proceeds	272,537
Prepaid expenses	22,681
Total assets	46,633,940

Liabilities:
Unrealized depreciation on:
Forward foreign exchange contracts	16,760
Payables:
Investments purchased	4,668,140
Management fee (see note 4)	55,444
Professional fees	52,902
Accounting and administrative fees	34,914
Custody fees	15,578
Transfer agent fees and expenses	13,057
Distribution fees	1,526
Shareholder servicing fees	1,203
Accrued other expenses	7,924
Total liabilities	4,867,448
Net assets	$41,766,492
Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$28,950,839
Total distributable earnings	12,815,653
Net assets	$41,766,492
Net assets:
Class I	$35,866,052
Class A	1,453,709
Class L	1,410,126
Class T	3,036,605
Shares outstanding:
Class I	1,221,318
Class A	49,501
Class L	48,051
Class T	103,617
Net asset value per share:
Class I	$29.37
Class A	29.37
Maximum offering price per share(1)	31.16
Class L	29.35
Maximum offering price per share(2)	30.65
Class T	29.31
Maximum offering price per share(3)	30.22

(1)   Include a sales charge of 5.75%.

(2)   Include a sales charge of 4.25%.

(3)   Include a sales charge of 3.00%.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Operations
For the Year Ended September 30, 2021
Investment income:
Interest income(1)	$3,288,063
Dividend income	4,322
Other income	515,191
Total investment income	3,807,576
Expenses:
Management fee (see note 4)	960,107
Accounting and administrative fees	194,284
Professional fees	142,843
Custody fees	113,415
Transfer agent fees and expenses	75,857
Registration fees	48,144
Shareholder reporting fees	32,396
Chief financial officer fees (see note 15)	22,001
Trustee fees (see note 15)	20,460
Interest expense	18,241
Chief compliance officer fees (see note 15)	18,091
Insurance expense	7,612
Distribution fees Class L (see note 7)	3,171
Distribution fees Class T (see note 7)	11,976
Shareholder servicing fees Class A (see note 7)	3,265
Shareholder servicing fees Class L (see note 7)	3,170
Shareholder servicing fees Class T (see note 7)	5,988
Other expenses	19,364
Total expenses:	1,700,385
Expenses waived by adviser (see note 5)	(420,151)
Net expenses	1,280,234
Net investment income	2,527,342
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	9,357,354
Foreign currency transactions	(5,853)
Forward foreign exchange contracts	202,761
Futures contracts	294,091
Swap contracts	(82,672)
Total net realized gain	9,765,681
Net change in unrealized appreciation (depreciation) on:
Investments	777,558
Foreign currency translations	(21,440)
Forward foreign exchange contracts	154,469
Futures contracts	(4,688)
Swap contracts	(10,389)
Total net change in unrealized appreciation	895,510
Net realized and unrealized gain	10,661,191
Net increase in net assets resulting from operations	$13,188,533

(1)   Net of foreign withholding taxes of $419.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statements of Changes in Net Assets
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase in net assets resulting from operations:
Net investment income	$2,527,342	$1,597,112
Net realized gain (loss)	9,765,681	(2,309,046)
Net change in unrealized appreciation	895,510	1,049,881
Net increase in net assets resulting from operations	13,188,533	337,947

Distributions to shareholders:
Class I	(1,602,158)	(1,344,639)
Class A	(47,678)	(27,879)
Class L	(43,872)	(26,563)
Class T	(86,637)	(28,383)
Total distributions to shareholders	(1,780,345)	(1,427,464)

Return of capital to shareholders:
Class I	—	(1,556,225)
Class A	—	(31,905)
Class L	—	(29,918)
Class T	—	(32,710)
Total return of capital to shareholders	—	(1,650,758)

Capital transactions:
Proceeds from shares sold:
Class I	298,373	528,335
Class A	—	24,000
Class T	889,640	515,756
Reinvestment of distributions:
Class I	1,596,813	2,893,372
Class A	47,678	59,784
Class L	43,872	56,481
Class T	62,303	56,875
Cost of shares repurchased:
Class I	(28,856,190)	(266,055)
Class T	(17,275)	—
Net increase (decrease) in net assets from capital transactions	(25,934,786)	3,868,548
Total increase (decrease) in net assets	(14,526,598)	1,128,273

Net assets:
Beginning of year	56,293,090	55,164,817
End of year	$41,766,492	$56,293,090

Capital share transactions:
Shares sold:
Class I	10,423	21,186
Class A	—	1,093
Class T	33,702	21,918
Shares reinvested:
Class I	56,379	122,386
Class A	1,666	2,526
Class L	1,534	2,383
Class T	2,177	2,402
Shares repurchased:
Class I	(1,034,200)	(11,380)
Class T	(633)	—
Net increase (decrease) from capital share transactions	(928,952)	162,514

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated
Period ending September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return(2),(3)	Gross expenses(4),(5)	Net expenses(4),(5),(6)	Net investment income(4),(6)	Net assets, end of period (in thousands)	Portfolio turnover rate(3)
Class I
2021	$23.94	$1.22	$5.26	$6.48	$(1.05)	$—	$—	$(1.05)	$29.37	27.25%	3.05%	2.28%	4.55%	$35,866	98%
2020	25.20	0.71	(0.59)	0.12	(0.48)	(0.16)	(0.74)	(1.38)	23.94	0.64	3.06	2.32	2.98	52,398	130
2019	24.50	0.90	0.96	1.86	(1.16)	—	—	(1.16)	25.20	7.85	4.08	2.95	3.68	51,828	124
2018(7)	25.00	0.24	(0.33)	(0.09)	(0.41)	—	—	(0.41)	24.50	(0.35)	5.56	2.25	2.50	25,211	30
Class A
2021	23.94	1.45	4.97	6.42	(0.99)	—	—	(0.99)	29.37	26.96	3.30	2.53	5.33	1,454	98
2020	25.20	0.65	(0.59)	0.06	(0.46)	(0.16)	(0.70)	(1.32)	23.94	0.39	3.31	2.57	2.72	1,145	130
2019(8)	23.67	0.65	2.00	2.65	(1.12)	—	—	(1.12)	25.20	11.42	4.26	3.24	3.41	1,114	124
Class L
2021	23.94	1.38	4.96	6.34	(0.93)	—	—	(0.93)	29.35	26.64	3.55	2.78	5.08	1,410	98
2020	25.20	0.60	(0.60)	—	(0.44)	(0.16)	(0.66)	(1.26)	23.94	0.13	3.56	2.82	2.49	1,114	130
2019(8)	23.67	0.60	2.00	2.60	(1.07)	—	—	(1.07)	25.20	11.22	4.50	3.49	3.16	1,112	124
Class T
2021	23.93	1.43	4.84	6.27	(0.89)	—	—	(0.89)	29.31	26.32	3.80	3.03	5.26	3,037	98
2020	25.20	0.44	(0.50)	(0.06)	(0.42)	(0.16)	(0.63)	(1.21)	23.93	(0.11)	3.81	3.07	1.86	1,636	130
2019(8)	23.67	0.55	2.00	2.55	(1.02)	—	—	(1.02)	25.20	11.01	4.76	3.74	2.91	1,110	124

(1)   Based on average shares outstanding during the period.

(2)   Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

(3)   Not annualized for periods less than one year.

(4)   Annualized for periods less than one year, with the exception of non-recurring organizational costs.

(5)   Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense are as follows:

	Gross Expenses(4)	Net Expenses(4),(6)		Gross Expenses(4)	Net Expenses(4),(6)
Class I			Class L
2021	3.02%	2.25%	2021	3.52%	2.75%
2020	3.01	2.27	2020	3.51	2.77
2019	3.62	2.48	2019(8)	4.02	3.00
2018(7)	5.56	2.25	Class T
Class A			2021	3.77	3.00
2021	3.27	2.50	2020	3.76	3.02
2020	3.26	2.52	2019(8)	4.27	3.25
2019(8)	3.77	2.75

(6)   The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 5). Effective November 19, 2018, the Adviser agreed to reimburse and/or pay “ordinary operating expenses” that exceed 0.50% per annum of the Fund’s average daily net assets. Prior to November 19, 2018, the Adviser had agreed to reimburse and/or pay its investment management fee and ordinary operating expenses that exceeded 2.25% annum of the Fund’s daily “managed assets.”

(7)   Reflects operations for the period from May 9, 2018 (inception date) to September 30, 2018. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

(8)   Reflects operations for the period from December 21, 2018 (inception date of Class A, Class L and Class T) to September 30, 2019.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Financial Highlights (continued)
For a share of common stock outstanding throughout the periods indicated
Credit Facility, period ended:	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
Senior securities, end of period (000’s)	$—	$—	$5,000	$—
Asset coverage, per $1,000 of senior security principal amount	—	—	12,033	—
Asset coverage ratio of senior securities	—%	—%	1,203%	—%

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements
September 30, 2021

1. Organization

BlueBay Destra International Event-Driven Credit Fund (f/k/a/ Destra International & Event-Driven Credit Fund) (the “Fund”) was established as a Delaware statutory trust on November 13, 2017. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund currently offers four classes of Shares, Classes I, A, L, and T. All classes of Shares have equal rights and voting privileges, except in matters affecting a single class. The Fund has adopted a fundamental policy to make a quarterly repurchase offer (“Repurchase Offer”) between 5% and 25% of the Fund’s outstanding Shares. The Fund’s inception date was May 9, 2018 (Class I Shares). The Fund’s commencement of investment operations date was on the business day following the inception date.

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is BlueBay Asset Management LLP (the “Sub-Adviser”), and the Fund’s sub-sub-adviser is BlueBay Asset Management USA LLC (the “Sub-Sub-Adviser,”) (the Sub-Adviser, Sub-Sub-Adviser and together with the Adviser, are referred to herein as the “Advisers”). The Sub-Adviser and Sub-Sub-Adviser are wholly-owned subsidiaries of Royal Bank of Canada (“RBC”).

The Fund’s investment objective is to provide attractive total returns, consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets (including borrowings for investment purposes) in credit related instruments and/or investments that have similar economic characteristics as credit related instruments that are considered by the Fund to have the potential to provide a high level of total return. Credit related instruments include bonds, debt securities and loans issued by various U.S. and non-U.S. public- or private-sector entities, including issuers in emerging markets, derivatives and cash equivalents. There is no limit on the credit quality, duration or maturity of any investment in the Fund’s portfolio. Under normal market conditions, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers, which may include those in emerging markets.

The Fund focuses on investing in long and short positions of debt (fixed or floating rate bonds and loans) or equity securities, including exchange-traded funds, preferred stock, warrants, and options on these securities, depositary receipts such as American Depositary Receipts, and derivatives such as futures and options on futures. These investments may be traded over-the-counter or on an exchange. The Fund may invest in issuers of any size, and in U.S. and non-U.S. issuers. Under normal market conditions, the Fund’s investments in equity securities, at the time of investment, will be limited to 20% of its total assets.

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

2. Significant Accounting Policies

(a) Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

(b) Investment Income, Expenses and Distributions

Investment income, expenses other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of Shares based upon the proportion of the net asset value (“NAV”) of each class of Shares at the beginning of each day. Investment transactions are recorded on a trade-date basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes net investment income, if any, quarterly and net realized gains (net of any capital loss carryovers) annually. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign interest have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

(c) Cash, Cash Equivalents and Restricted Cash

Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of September 30, 2021, the Fund has restricted cash in the amount of $670,000. The restricted cash represents deposits held at brokers.

(d) Investment Valuation

The Adviser, with the Sub-Adviser and Sub-Sub-Adviser, determines the values of the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (the “Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

In determining NAV, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments, including futures contracts, generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Sub-Adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s Shares.

In certain situations, the Adviser, with input from the Sub-Adviser and Sub-Sub-Adviser, may use the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. portfolio instruments may trade on days when Fund Shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund Shares cannot be redeemed. The Adviser expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.

Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates fair value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists:

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For private company equity interests, various factors may be considered in determining fair value, including but not limited to multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a private company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the private companies, the acquisition price of such investment or industry practices in determining fair value. The Adviser, with the Sub-Adviser and Sub-Sub-Adviser, may also consider the size and scope of a private company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/ or the size of the private company relative to comparable firms, as well as such other factors as the Adviser, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Adviser, under the supervision of the Board.

Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

(e) Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

(f) Derivatives

Futures Contracts — The Fund may purchase futures contracts to manage cash flows, enhance yield, or to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser’s ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Swap Contracts — The Fund may engage in various swap transactions, including forward rate and interest rate agreements, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection) and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as net change in unrealized appreciation/(depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as net change in unrealized appreciation/(depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. As of September 30, 2021, the Fund did not have any outstanding interest rate swap contracts.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2021, the Fund did not have any outstanding credit default swap contracts.

Foreign Exchange Contracts — The Fund may enter into foreign currency exchange contracts. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund. All foreign currency exchange contracts are market-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction, or by the delivery, or receipt, of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be affected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

(g) Restricted Securities

Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

Additional information on each illiquid and restricted investment held by the Fund at September 30, 2021 is as follows:

Security	Acquisition Date	Cost	Value	Percentage of Net Assets
Alloy Topco Ltd., Common Shares	3/10/2020	$—	$68	0.00%
Floatel International, Ltd., Common Shares	1/12/2021	4	11	0.00
Floatel International, Ltd., Warrants	1/13/2021	27,075	4	0.00
Paper Industries TopCo Ltd., Warrants	7/16/2020	—	7	0.00
Quintis Australia Pty, Ltd., Common Shares	10/30/2019	—	10,400	0.02
Quintis Australia Pty, Ltd., Corporate Debt, 7.500%	9/11/2019	6,258	7,863	0.02
Quintis Australia Pty, Ltd., Corporate Debt, 0.000%	9/11/2019	64,587	86,697	0.21
Saxa Gres SpA, Corporate Debt, 7.000%	11/27/2018	1,211,113	1,216,132	2.91
Voyager Aviation Holdings LLC, Common Shares	3/28/2019	—	—	0.00

(h) Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. Fair Value Measurement

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).

These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•       Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•       Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

•       Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities reflected in the Schedule of Investments as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Bank Loans(1)	$—	$4,468,993	$—	$4,468,993
Common Stocks(2)	1,237,730	—	—	1,237,730
Corporate Debt Securities(1)	—	4,369,170	—	4,369,170
International Debt Securities(1)	—	15,698,695	—	15,698,695
International Equities(2)	4,015,946	—	—	4,015,946
Private Companies
Australia	—	—	104,960	104,960
Bermuda	—	—	15	15
Italy	—	—	1,216,132	1,216,132
Luxembourg	—	703,657	7	703,664
United Kingdom	—	775,100	68	775,168
United States	—	35,328	—	35,328
U.S. Treasury Notes	—	3,699,638	—	3,699,638
Short-Term Investments	6,215,821	—	—	6,215,821
Total	$11,469,497	$29,750,581	$1,321,182	$42,541,260

(1)   All sub-categories represent Level 2 evaluation status.

(2)   All sub-categories represent Level 1 evaluation status.

The following is a summary of valuation inputs used to measure the Fund’s assets and liabilities of other financial instruments that are derivative instruments not reflected in the Schedule of Investments as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Forward Foreign Exchange Contracts	$—	$322,989	$—	$322,989
Total	$—	$322,989	$—	$322,989

During the year ended September 30, 2021 there were no transfers into or out of any levels.

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of September 30, 2021:

Investments	Balance as of September 30, 2020	Purchase of Investments(1)	Proceeds from Sale of Investments(2)	Net Realized Gain (Loss) on Investments	Amortization of Premium and Accretion of Discount	Net Change in Unrealized Appreciation (Depreciation) on Investments	Balance as of September 30, 2021
Private Companies
Australia	$119,856	$595	$—	$—	$16,812	$(32,303)	$104,960
Bermuda	—	27,079	—	—	—	(27,064)	15
Italy	633,208	532,685	—	—	78	50,161	1,216,132
Luxembourg	6	—	—	—	—	1	7
United Kingdom	47	—	—	—	—	21	68
United States	3,862,313	—	(6,233,943)	4,491,364	—	(2,119,734)	—
Total Investments	$4,615,430	$560,359	$(6,233,943)	$4,491,364	$16,890	$(2,128,918)	$1,321,182

(1)   Includes acquisitions related to corporate actions.

(2)   Includes return of capital.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2021:

Investments	Fair Value as of September 30, 2021	Valuation Techniques	Unobservable Inputs	Discount Rate/Price(1)	Impact on Valuation from an Increase in Input
Private Companies
Australia
Quintis Australia Pty, Ltd., Common Shares	$10,400	Discounted Cash Flow	WACC/Liquidity Discount	16.80%	Decrease
Quintis Australia Pty, Ltd., Corporate Debt, 7.500%	7,863	Discounted Cash Flow	Discount Rate/Liquidity Discount	7.17%	Decrease
Quintis Australia Pty, Ltd., Corporate Debt, 0.000%	86,697	Discounted Cash Flow	Discount Rate/Liquidity Discount	10.39%	Decrease
Italy
Saxa Gres SpA, Corporate Debt, 7.000%	1,216,132	Discounted Cash Flow	Discount Rate/Liquidity Discount	8.60%	Decrease
Total Investments(2)	$1,321,092

(1)   As there was no range for each significant unobservable input, weighted average is not reported.

(2)   Certain Level 3 investments of the Fund, totaling fair value assets of $90, have been valued using third-party transactions, quotations, and/or historical information. These assets have been excluded from the preceding table as they are insignificant to the Fund.

4. Investment Management

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable quarterly in arrears, at the annual rate of 1.75% of the Fund’s average daily Managed Assets during such period (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser will receive a sub-advisory fee (the “Sub-Advisory Fee”, payable quarterly by the Adviser out of the Management Fee) at the rates set forth below (on an annualized basis) of the Fund’s average daily Managed Assets:

Managed Assets of the Fund	Sub-Advisory Fee
$1 to $50,000,000	1.75%
Over $50,000,000 to $100,000,000	1.225%
Over $100,000,000 to $150,000,000	1.1375%
Over $150,000,000 to $250,000,000	1.05%
In excess of $250,000,000	0.875%

The Sub-Adviser has entered into an investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) with the Sub-Sub-Adviser. Under the Sub-Sub-Advisory Agreement, the Sub-Sub-Adviser will receive a sub-sub-advisory fee equal to the costs incurred by the Sub-Sub-Adviser in providing advisory services to the Fund plus a margin of 10% of such costs.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

5. Expense Limitation

Effective November 19, 2018, the Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to reimburse and/or pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.50% per annum of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation may be adjusted for different classes of Shares to account for class-specific expenses.

Prior to November 19, 2018, the Adviser and the Fund had an expense limitation and reimbursement agreement under which the Adviser had agreed to waive its Management Fee and/or pay, on a quarterly basis, both the “ordinary operating expenses” (as defined below) and the Management Fee of the Fund to the extent that such total expenses exceeded 2.25% per annum of the Fund’s average daily Managed Assets.

In consideration of the Expense Limitation Agreement, the Fund has agreed to repay the Adviser pro rata in the amount of any Fund expense paid or waived by it, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the date such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when the Adviser reimbursed, paid or absorbed the ordinary operating expenses that are the subject of the repayment, to be exceeded. Unless earlier terminated by the Board, the Expense Limitation Agreement will remain in effect until July 9, 2031, and will automatically continue in effect for successive twelve-month periods thereafter. The Adviser may not terminate the Expense Limitation Agreement during the initial term. After the initial term, either the Board or the Adviser may terminate the Expense Limitation Agreement upon 30 days’ written notice. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, legal fees related to the organization and offering of the Fund, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) Management Fee, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses, and (g) extraordinary expenses.

For the year ended September 30, 2021, the Adviser waived expenses totaling $420,151 that are subject to reimbursement. As of September 30, 2021, the following amounts are subject to recapture by the Adviser by the following dates:

September 30, 2022	September 30, 2023	September 30, 2024
$ 520,927	$ 399,569	$ 420,151

6. Capital Stock

The Fund engages in a continuous offering of Shares under Rule 415 under the Securities Act of 1933, as amended. The Fund has registered a total of 5,040,000 Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares in all classes, with a par value of $0.001. The Fund is offering to sell, through its distributor, Destra Capital Investments LLC (the “Distributor”) its Shares at the then-current NAV per Share. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The minimum initial investment (waived in certain circumstances) for Class I, A, L, and T Shares is $100,000, $2,500, $2,500, and $2,500 respectively. There is no minimum for subsequent investments. All Share purchases are subject to approval of the Adviser. The minimum investment requirement may be waived in the Fund’s sole discretion. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account.

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time, if ever. No secondary market is expected to develop for the Fund’s Shares; liquidity for the Shares will be provided only through quarterly Repurchase Offers for no less than 5% and no more than 25% of the Fund’s outstanding Shares pursuant to Rule 23c-3 of the 1940 Act, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in the Repurchase Offer. If shareholders tender more than the Repurchase Offer amount

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

for any given Repurchase Offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the Shares on a pro rata basis, subject to limited exceptions. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s Shares may be speculative and involves a high degree of risk, including the risks associated with leverage.

During the year ended September 30, 2021, the Fund had four Repurchase Offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
December 18, 2020	January 22, 2021	5%	0.0%	60
March 18, 2021	April 22, 2021	25%	25.0%	598,992
June 17, 2021	July 22, 2021	25%	23.9%	435,781
September 17, 2021	October 22, 2021	25%	9.4%	134,088

7. Distribution and Shareholder Servicing Plans

Class L and Class T Shares have adopted a distribution plan (the “Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 0.50% of the average daily net assets of Class L and Class T Shares, respectively. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries based on the value of Shares held by such intermediaries’ customers.

Class A, Class L and Class T Shares have adopted a shareholder servicing plan (the “Servicing Plan”) under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of customers who own Class A, Class L or Class T Shares of the Fund. The Servicing Plan permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A, Class L and Class T Shares, respectively.

8. Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities and short-term obligations, for the year ended September 30, 2021, were $43,588,139 and $66,844,494, respectively.

9. Revolving Credit Facility

On August 13, 2018, the Fund entered into a secured, revolving line of credit facility with BNP Paribas (the “Credit Facility”) with no stated maturity date. The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $500,000,000 or one-third of the value of its total assets. The interest rate on borrowings from the Credit Facility is equal to 3-month LIBOR plus 0.90% per annum. During the year ended September 30, 2021, there was no principal balance outstanding.

10. Asset Coverage

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Credit Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

11. Other Derivative Information

The following is a summary of the average quarterly notional value of derivatives as of September 30, 2021, as well as the notional value outstanding as of September 30, 2021:

	Average Quarterly Notional Value	Notional Value Outstanding
Forward foreign exchange contracts purchased long	$3,416,522	$1,885,885
Forward foreign exchange contracts sold short	26,832,353	20,859,861
Interest rate swap contracts	868,878	—
Interest rate futures contracts	1,392,161	—

The effects of these derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities (“SAL”) and Statement of Operations, and are presented in the table below. The values of derivative instruments as of September 30, 2021 by risk category are as follows:

	Risk Category
Derivative Assets (Liabilities)	Forward Foreign Exchange Contracts	Credit Risk	Equity Risk	Interest Rate Risk
Unrealized appreciation on forward foreign exchange contracts	$339,749	$—	$—	$—
Unrealized depreciation on forward foreign exchange contracts	(16,760)	—	—	—
Net	$322,989	$—	$—	$—
	Risk Category
Derivative Realized Gain (Loss)	Forward Foreign Exchange Contracts	Credit Risk	Equity Risk	Interest Rate Risk
Forward foreign exchange contracts	$202,761	$—	$—	$—
Swap contracts	—	(4,756)	—	(77,916)
Futures contracts	—	—	—	294,091
Net	$202,761	$(4,756)	$—	$216,175
	Risk Category
Derivative Change in Unrealized Appreciation (Depreciation)	Forward Foreign Exchange Contracts	Credit Risk	Equity Risk	Interest Rate Risk
Forward foreign exchange contracts	$154,469	$—	$—	$—
Swap contracts	—	(15,374)	—	4,985
Futures contracts	—	—	—	(4,688)
Net	$154,469	$(15,374)	$—	$297

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

Offsetting of Assets and Liabilities — Disclosures about offsetting assets and liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of September 30, 2021, no master netting arrangements exist related to the Fund. The Fund’s SAL presents derivative instruments on a gross basis, therefore, no net amounts and no offset amounts exist within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets			Derivative (Liabilities)				Collateral Pledged
Counterparty	Credit Default Swap Contracts	Forward Foreign Exchange Contracts	Interest Rate Futures Contracts	Forward Foreign Exchange Contracts	Interest Rate Futures Contracts	Interest Rate Swap Contracts	Net Derivative Assets (Liabilities)	Financial Instruments	Cash	Net Amount
Banco Santander	$—	$—	$—	$(1,036)	$—	$—	$(1,036)	$—	$1,036	$—
BNP Paribas Securities Corp.	—	429	—	—	—	—	429	—	—	429
Brown Brothers Harriman	—	328,446	—	(3,961)	—	—	324,485	—	—	324,485
Credit Agricole	—	1,370	—	—	—	—	1,370	—	—	1,370
Morgan Stanley & Co. LLC	—	—	—	(652)	—	—	(652)	—	652	—
Nomura Securities Co., Ltd.	—	2,090	—	—	—	—	2,090	—	—	2,090
Toronto-Dominion Bank	—	6,017	—	—	—	—	6,017	—	—	6,017
UBS AG	—	1,397	—	(11,111)	—	—	(9,714)	—	9,714	—

12. Federal Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund has no examination in progress during the year ended September 30, 2021. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year ended September 30, 2021. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At September 30, 2021, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$39,611,315
Gross unrealized appreciation	3,878,974
Gross unrealized depreciation	(949,029)
Net unrealized appreciation	$2,929,945

The difference between cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

For the year ended September 30, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings as follows:

Paid-in Capital	Distributable Earnings
$ (31,521)	$ 31,521

Permanent differences are due to non-deductible expenses from partnerships.

As of September 30, 2021, the components of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$4,585,453
Undistributed long-term capital gains	5,300,068
Tax distributable earnings	9,885,521
Accumulated capital and other losses	—
Unrealized appreciation other	—
Unrealized appreciation on foreign currency translations	187
Unrealized appreciation on investments	2,929,945
Total distributable earnings	$12,815,653

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ending September 30, 2021, the Fund did not have any qualified post-October capital losses or post-December ordinary losses.

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2021 was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,780,345	$1,280,471
Return of capital	—	1,650,758
Net long-term capital gains	—	146,993
Total distributions paid	$1,780,345	$3,078,222

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund utilized all of its available $853,491 in capital loss carry forward during the year ended September 30, 2021.

13. Offering Price Per Share

A maximum front-end sales load of 5.75% for Class A Shares, 4.25% for Class L and 3.00% for Class T Shares is imposed on purchases. Class I Shares are not subject to a sales load. For the year ended September 30, 2021, there were $27,030 in sales charges received by broker dealers and $0 in sales charges received by affiliates.

14. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of September 30, 2021, RBC owned 93% of the Fund.

15. Trustees and Officers

The Destra Fund Complex (consisting of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, and the Destra Multi-Alternative Fund) pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as the Fund’s Chief Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended September 30, 2021 are disclosed in the Statement of Operations as chief financial officer fees.

The Fund’s Chief Compliance Officer monitors and tests the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. At a special meeting of the Board held on April 26, 2021, the Board accepted the resignation of Jane Hong Shissler as Chief Compliance Officer effective on or about May 14, 2021. In conjunction with the resignation, the Board approved the appointment of Cory Gossard, an employee of PINE, as the new Chief Compliance Officer of the Fund. Consequently, the fees paid by the Fund for the year ended September 30, 2021, as disclosed in the Statement of Operations, reflect compensation (i) paid to Ms. Shissler from October 1, 2020 to approximately May 14, 2021 and (ii) paid to PINE that is attributable to the services provided by Mr. Gossard as Chief Compliance Officer to the Fund from approximately May 14, 2021 to September 30, 2021.

16. Other Service Providers

UMB Fund Services serves as the Fund’s Administrator, Accounting Agent and Transfer Agent. The Bank of New York Mellon serves as the Custodian for the Fund.

17. Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Recent Market and Economic Developments — Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investment and Market Risk — An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the portfolio of senior loans, corporate bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably.

Credit Risk — Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it will invest in below investment grade securities.

Interest Rate Risk — If interest rates increase, the value of the Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

Event-Driven Strategy Risk — Generally, the success of an event-driven strategy depends on the success of the prediction of whether the anticipated corporate event occurs or a successful outcome is achieved as a result of the event. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected for the event, in which case the Fund may experience loss or fail to achieve a desired rate of return.

Senior Loans Risk — Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Shares. The liquidation value of any collateral securing a senior loan may not satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments. Such collateral may also not be readily liquid.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

Subordinated Loans Risk — In addition to risks similar to those of senior loans, subordinated loans do not have the first priority lien on underlying collateral of the loan and any claims will be subordinated to those lienholders with a higher claim. The cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower.

Covenant-Lite Loans Risk — Some of the loans in which the Fund may invest, or get exposure to through its investments in structured securities, may be “covenant-lite,” which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Corporate Bond Risk — The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and intermediate- and longer-term corporate bonds are generally more sensitive to changes in interest rates. The market value of a corporate bond also may be affected by factors directly related to the borrower, such as investors’ perceptions of the creditworthiness of the borrower, the borrower’s financial performance, perceptions of the borrower in the market place, performance of management of the borrower, the borrower’s capital structure and use of financial leverage and demand for the borrower’s goods and services. There is a risk that the borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Non-U.S. Securities Risk — The Fund’s investments in non-U.S. securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory events. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Mezzanine Investments Risk — The Fund may invest in mezzanine debt instruments that are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured.

Collateralized Loan Obligations (CLOs) Risk — (i) The underlying obligations of CLOs in which the Fund invests will include subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in senior loans. CLOs are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLOs may be characterized by the Fund as illiquid securities.

Asset-Backed Securities Risk — Asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements.

Below Investment Grade Rating Risk — Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Junk bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. These instruments may be particularly susceptible to economic downturns.

Leverage Risk — The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Special Situations and Stressed Investments Risk — Special situation investments are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Advisers. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

Reinvestment Risk — The Fund may reinvest the cash flows received from a security. There is a risk that the interest rate at which interim cash flows can be reinvested will fall.

Inflation/Deflation Risk — Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline.

Emerging Markets Risk — The Fund may invest securities of issuers in “emerging markets” (or less developed countries). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Emerging markets are more likely to experience hyperinflation and currency devaluations, political

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

instability and abrupt changes in policies. Emerging markets may be subject to more social, political and economic fluctuation than those of developed markets.

Foreign Currency Risk — Changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund.

Sovereign Government and Supranational Debt Risk — Issuers of sovereign debt and supranational debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue.

Currency Hedging Risk — The Advisers may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Advisers cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Derivatives Risk — The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic securities, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

Swaps Risk — The Fund may also invest in credit default swaps, total return swaps and interest rate swaps, all of which are derivative instruments. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying reference assets. The Fund bears the risk of changes in value in the underlying reference assets. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. In a credit default swap, the protection “buyer” may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.

Options and Futures Risk — The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible Financial Intermediaries. When options are purchased, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Repurchase Agreements and Reverse Repurchase Agreements Risk — The Fund may invest in repurchase agreements. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Reverse repurchase agreements also involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase.

When-Issued Securities, Forward Commitments and Delayed Delivery Transactions Risk — Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future (sometimes referred to as “delayed delivery”). From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. If the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

Short Sales Risk — When the Fund makes a short sale, if the security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may borrow securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2021

Liquidity Risk — The Fund may invest in securities that, at the time of investment are illiquid. The Fund may also invest in restricted securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Less liquid investments that the Fund may want to invest in may be difficult or impossible to purchase. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities.

Management Risk — The Sub-Adviser’s and Sub-Sub- Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes or securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Repurchase Policy Risk — Quarterly repurchases by the Fund of its shares typically are funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Valuation Risk — Illiquid securities must be valued by the Fund using fair value procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

18. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and has identified the following for disclosure in the Fund’s subsequent events:

On October 22, 2021, the Fund completed a quarterly Repurchase Offer (See Note 6) resulting in 9% of the Fund’s shares being repurchased.

On November 1, 2021, the operations of the Sub-Sub Adviser were integrated into RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”), another wholly-owned subsidiary of RBC. As a result of the integration, sub-sub advisory services are provided by RBC GAM-US.

Bluebay Destra International Event-Driven Credit Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
BlueBay Destra International Event-Driven Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueBay Destra International Event-Driven Credit Fund (the “Fund”, formerly known as Destra International & Event-Driven Credit Fund) as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers, agent banks, and underlying private company management, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 29, 2021

Bluebay Destra International Event-Driven Credit Fund
Additional Information
September 30, 2021 (unaudited)

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of Shares of the Fund or of any securities mentioned in this report.

Corporate Dividends Received Deduction — For the year ended September 30, 2021, the Fund had 9.03% of dividends paid from net investment income qualify for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income — For the year ended September 30, 2021, the Fund had 9.19% of dividends paid from net investment income, designated as qualified dividend income.

Proxy Voting — Policies and procedures that the Fund uses to determine how to vote proxies as well as information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling 844-9DESTRA (933-7872) or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or its predecessor Form N-Q). The Fund’s Form N-PORT (or its predecessor Form N-Q) is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Trustees and Officers Information
September 30, 2021 (unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees, one of whom is an “Interested Person” (as the term “Interested Person” is defined in the 1940 Act) and three of whom are not Interested Persons (referred to herein as “Independent Trustees” and together with the Interested Person, the “Trustees”). None of the Independent Trustees has ever been a Trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The identity of the Trustees and the Fund’s executive officers and biographical information as of September 30, 2021 is set forth below. The address for each Trustee is c/o BlueBay Destra International Event-Driven Credit Fund, 443 N. Willson Ave., Bozeman, MT 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	November 2017	Financial Advisor, self-employed, Red Earth Finance LLC (January 2018 to present), mortgage banker, The Mortgage Company, (January 2018 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); Stonecastle Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth year: 1952	November 2017	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	November 2017	Retired (2014 to present).	4	None
Nicholas Dalmaso(2), Chairman Birth year: 1965	November 2017

Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).

			4	None

(1)   The Fund Complex consists of the Fund, the Destra Multi-Alternative Fund, the Destra Granahan Small Cap Advantage Fund, and the Destra Flaherty & Crumrine Preferred and Income Fund, each of the latter two being a series of the Destra Investment Trust.

(2)   Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 ACT) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

Bluebay Destra International Event-Driven Credit Fund
Trustees and Officers Information (continued)
September 30, 2021 (unaudited)

The following persons serve as the Fund’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2017	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist (2011 to 2020), Destra Capital Investments LLC.
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018

Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).

Cory Gossard Birth year: 1972	Chief Compliance Officer since 2021*	Director, PINE Advisor Solutions (2021 to present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014 to 2020).
Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020

Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).

Jake Schultz Birth year: 1996	Secretary since 2021*

Partner & Director, Portfolio Oversight & Analytics (2021 to Present); Director, Product Management (2020 to 2021); Product Analyst (2018 to 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.

Ken Merritt Birth year: 1961	Assistant Secretary since 2021**

Partner & Director, Product Management & Development (2021 to Present); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Destra Capital Management LLC; Managing Director, External Wholesaler (2012 to 2018), Destra Capital Management LLC.

*  Appointed at a special meeting of the Board held on April 26, 2021.

** Appointed at a meeting of the Board held on May 25, 2021.

The address for each executive officer is c/o BlueBay Destra International Event-Driven Credit Fund, 443 N. Willson Ave., Bozeman, MT 59715.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 844-9DESTRA (933-7872) or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Fund Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffery S. Murphy
Nicholas Dalmaso	Derek Mullins	Sub-Adviser
	Chief Financial Officer and Treasurer	BlueBay Asset Management LLP
London, United Kingdom
Cory Gossard
	Chief Compliance Officer	Sub-Sub-Adviser
BlueBay Asset Management USA LLC
	Marcie McVeigh	Stamford, CT
Assistant Treasurer

	Jake Schultz	Distributor
	Secretary	Destra Capital Investments LLC
Bozeman, MT
Ken Merritt
	Assistant Secretary	Administrator, Accounting Agent, and Transfer Agent
UMB Fund Services, Inc.
Milwaukee, WI

Custodian
Bank of New York Mellon
New York, NY

Legal Counsel
Feagre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
Chicago, IL

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your Shares of the Fund?

• If your Shares are held in a Brokerage Account, contact your respective Broker.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal years 2020 and 2021 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended September 30, 2020	$40,000
Fiscal year ended September 30, 2021	$61,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended September 30, 2020	None
Fiscal year ended September 30, 2021	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended September 30, 2020	$5,250
Fiscal year ended September 30, 2021	$5,250

(d) All Other Fees.

Fiscal year ended September 30, 2020	None
Fiscal year ended September 30, 2021	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Tim Leary	Portfolio Manger	Since Inception	2018-present, Senior Portfolio Manager 2017-2020, Portfolio Manager 2012-2017, Head of Trading – North America (All positions at BlueBay Asset Management plc)

Adam Phillips	Portfolio Manger	October 2020-Present	2020-present, Head of DM Special Situations 2019-2020, Head of Investments (Blantyre Capital) 2003-2012, Partner and CIO (Marathon Asset Management)

Duncan Farley	Portfolio Manager	Since Inception	2018-present, Portfolio Manager 2015-2018 Head of Event Driven Research, Global Leverage Finance

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2021:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in thousands)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in thousands)
Tim Leary	Registered Investment Companies	0	$ -	0	$ -
	Other Pooled Investment Vehicles	3	$3,081,527	1	$229,437
	Other Accounts	9	$2,160,450	1	$144,950

Adam Phillips	Registered Investment Companies	0	$ -	0	$ -
	Other Pooled Investment Vehicles	1	$41,837	1	$41,837
	Other Accounts	0	$ -	0	$ -

Duncan Farley	Registered Investment Companies	0	$ -	0	$ -
	Other Pooled Investment Vehicles	1	$41,837	1	$41,837
	Other Accounts	0	$ -	0	$ -

Potential Conflicts of Interests

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Destra Capital Advisors LLC (the “Adviser”), BlueBay Asset Management LLP (“BlueBay UK”) and BlueBay Asset Management USA LLC (“BlueBay USA”, and together with BlueBay UK, “BlueBay”) have each adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

(a)(3) Compensation Structure of Portfolio Manager(s)

Portfolio manager compensation consists of three components: for employees of BlueBay, a base salary, a discretionary bonus, and a retention award plan; for partners, drawings and a discretionary profit allocation.

All portfolio managers are evaluated and rewarded annually during the yearly compensation review process. BlueBay has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. BlueBay operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to fund performance and takes into account the profitable growth of each investment team’s business.

BlueBay has established a deferral ratio for all partners and employees who are awarded discretionary profit allocations (partners) or discretionary bonuses (employees) over a certain threshold. Partners and employees may also be given additional discretionary awards which are all deferred. Deferrals will track BlueBay funds and/or a combination of BlueBay funds and a reference index, a shadow equity vehicle aligned to the performance of BlueBay and its parent company. Deferrals will vest on a cliff basis after a period of three years.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of September 30, 2021:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Tim Leary	None

Adam Phillips	None

Duncan Farley	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is (i) accumulated and communicated to the Registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		BlueBay Destra International Event-Driven Credit Fund

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/8/2021

By (Signature and Title)		/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	12/8/2021

Appendix A

BlueBay Destra International Event-Driven Credit Fund (the “Fund”)

Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting. The Board oversees voting policies and decisions for each Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board believes that the Sub-Adviser, which select the individual companies that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Sub-Adviser to make decisions on casting proxy votes. The Adviser oversees the proxy voting policies and procedures and works with each Sub-Adviser to implement the policy.

Form N-PX/Annual Report of Proxy Voting Record

Form N-PX is used by investment companies to file reports with the SEC containing their proxy voting record for the most recent 12-month period ended June 30. Form N-PX must be filed not later than August 31 of each year. The following information must be collected for the Trust separately for each Fund in order to complete and file Form N-PX:

●	The name of the issuer of the Fund security;

●	The exchange ticker symbol of the Fund security;

●	The CUSIP number (may be omitted if it is not available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief description of the matter voted on;

●	Whether the matter was proposed by the issuer or the security holder;

●	Whether the Fund cast its vote on the matter;

●	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)

●	Whether the Fund cast its vote for or against management

Compliance Process:

●	At the time a Fund manager votes proxies on behalf of a Fund, the Fund manager shall record the vote via proxy advisory services company or keep its own records of such votes, as appropriate.

●	Destra shall engage a proxy advisory services company to record proxy votes elected by the Sub-Adviser, as necessary.

●	The Fund manager shall grant access to the CCO with respect to all proxy voting records.

●	At least 30 days prior to August 31, the CCO shall review appropriate proxy voting records as obtained by a proxy advisory services company or the Sub-Adviser.

●	The CCO or his/her designee shall compile all proxy voting records for the 12-month period ended June 30 and complete Form N-PX.

●	The completed Form N-PX shall be sent to the Administrator, who shall file Form N-PX with the SEC by August 30 of each year.

The Sub-Adviser

Proxy Voting Policies and Procedures

Introduction

This paper outlines BlueBay Asset Management LLP’s (“BlueBay”) overall policy (and procedure on corporate governance and corporate responsibility (CR) proxy voting for client securities within managed portfolios, in the Appendix). It does not set out guidelines on voting position on specific corporate governance and Corporate Responsible issues.

It should be noted that given BlueBay’s specialist focus on fixed income assets, the number of occasions in which BlueBay will be engaged in proxy voting will be limited. Where this may occur is most likely with regards Convertible Bond and High Yield bond investments, where an investment may take on formal voting rights.

This Policy is reviewed annually and updated where necessary to reflect changes in circumstances and actual practice.

Approach

The main objective of a company should be to optimize over time, the returns to its investors, this means ensuring the long-term viability of its business (through prudent management of material corporate governance and corporate responsibility issues), and to manage effectively its relationships with stakeholders.

BlueBay has a fiduciary duty to act in the best interests of its clients and manages clients’ assets with the objective of achieving the greatest possible return consistent with their investment objectives.

BlueBay, on behalf of itself and other entities within the BlueBay group (including BlueBay Funds Management Company S.A.), has established a series of principles to be applied when exercising voting rights attached to client securities within managed portfolios. These are that:

●	In reaching a recommendation as to how a proxy should be voted, BlueBay must act prudently and in the best interests of the affected clients and will ensure that voting rights are exercised in accordance with the portfolio’s objectives and investment policies.

●	BlueBay may depart from the principles to avoid voting decisions that may be contrary to clients’ best interests in particular cases.

●	BlueBay may also choose not to vote where voting may be detrimental to the best interests of clients, such as due to high administrative costs associated with voting or share blocking requirements that “lock up” securities, which would limit liquidity or access to market opportunities.

BlueBay notes UK and international corporate governance systems vary according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. As such in forming a position on the governance of companies, how they meet good practice guidelines according to general as well as local market codes of best practice must be considered.

Reporting

Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

Contact details

For more information on our corporate governance and corporate responsibility proxy voting policy and procedure, please contact: Compliance Department, BlueBay Asset Management LLP, 77 Grosvenor Street, London, W1K 3JR.

December 2014

APPENDIX: Proxy voting procedure

Receipt and notification of proxy rights

The ProxyEdge system is used for voting and the Operations department receive notifications with regards to holdings of BlueBay funds. Operations then promptly submit such materials to the relevant member(s) of the BlueBay portfolio management team.

Persons authorised to exercise voting rights

The relevant members of BlueBay’s portfolio management team will be responsible for recommending how proxies relating to securities held by clients in managed portfolios should be voted.

The relevant personnel will consider each exercise of rights and in particular will take into consideration the best interests of clients, with voting on specific events or issues associated with the board and its committees (e.g. such as board independence and diversity), shareholder rights, audit and internal control, executive remuneration, use of capital (e.g. M&As) and other business, being considered on a case by case basis.

With regards to the voting decision, investment teams retain discretion but will consult with the ESG Specialist for advice and guidance, especially around corporate responsibility matters. Once a recommendation on how to vote has been determined, this will be communicated to Operations to handle the voting process. The voting decision is documented by Operations.

Segregated mandates

The approach to be taken will be determined by the Investment Management Agreement (IMA) and this will be agreed with relevant departments as part of the account opening process.

Conflicts of interest

When evaluating any given proxy, the portfolio management team will consider whether or not BlueBay has a potential conflict relating to the security being voted, such as if a BlueBay Portfolio Manager sits on the Board of Directors of the company. Any such conflict of interest will be notified to the BlueBay Compliance team.

If Compliance deems the conflict to be material, Compliance will determine whether the vote proposed by the portfolio management team is in the best interests of all clients. If Compliance cannot conclusively determine that the vote is in the best interest of the affected client, Compliance will seek the advice of an independent third-party service to provide the proxy voting recommendation. The process will be documented.

Reporting

For regulatory purposes, BlueBay’s Compliance department maintains a record of all past proxy voting decisions covering a minimum period of the last five years. Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

This document is issued in the United Kingdom (UK) by BlueBay Asset Management LLP (BlueBay), which is authorised and regulated by the UK Financial Conduct Authority (FCA), registered with the US Securities and Exchange Commission, the Commodities Futures Trading Commission and is a member of the National Futures Association. In the United States by BlueBay Asset Management USA LLC which is registered with the US Securities and Exchange Commission. In Japan by BlueBay Asset Management International Limited which is registered with the Kanto Local Finance Bureau of Ministry of Finance, Japan. In Hong Kong by BlueBay Hong Kong Limited which is registered by the Securities and Futures Commission. In Australia BlueBay is exempt from the requirement to hold an Australian financial services licence under the Corporations Act in respect of financial services as it is regulated by the FCA under the laws of the UK which differ from Australian laws. In Canada, BlueBay is not registered under securities laws and is relying on the international dealer exemption under applicable provincial securities legislation, which permit BlueBay to carry out certain specified dealer activities for those Canadian residents that qualify as “a Canadian permitted client”, as such term is defined under applicable securities legislation.

All data has been sourced by BlueBay. To the best of BlueBay’s knowledge and belief this document is true and accurate at the date hereof. BlueBay makes no express or implied warranties or representations with respect to the information contained in this document and hereby expressly disclaim all warranties of accuracy, completeness or fitness for a particular purpose. The document is intended for “professional clients” and “eligible counterparties” (as defined by the FCA) only and should not be relied upon by any other category of customer. This document does not constitute an offer to sell or the solicitation of an offer to purchase any security or investment product in any jurisdiction and is for information purposes only. This document is not available for distribution in any jurisdiction where such distribution would be prohibited and is not aimed at such persons in those jurisdictions. Except where agreed explicitly in writing, BlueBay does not provide investment or other advice and nothing in this document constitutes any advice, nor should be interpreted as such. All information provided in this document is for informational purposes only and should not be deemed as a guide to investing or a recommendation to buy the securities mentioned. BlueBay closely monitors the markets and may make changes to BlueBay’s investment strategy or outlook when warranted by changing market conditions. There is no guarantee that the opinions expressed herein will be valid beyond the date of this document. No BlueBay Fund will be offered, except pursuant and subject to the offering memorandum and subscription materials (the “Offering Materials”). This document is for general information only and is not a complete description of an investment in any BlueBay Fund. If there is an inconsistency between this document and the Offering Materials for the BlueBay Fund, the provisions in the Offering Materials shall prevail. The investments discussed may fluctuate in value and investors may not get back the amount invested. You should read the Offering Materials carefully before investing in any BlueBay fund.

No part of this document may be reproduced in any manner without the prior written permission of BlueBay Asset Management LLP. Copyright 2014 © BlueBay, the investment manager, advisor and global distributor of the BlueBay Funds, is a wholly-owned subsidiary of Royal Bank of Canada and the BlueBay Funds may be considered to be related and/or connected issuers to Royal Bank of Canada and its other affiliates. ® Registered trademark of Royal Bank of Canada. RBC Global Asset Management is a trademark of Royal Bank of Canada. BlueBay Asset Management LLP, registered office 77 Grosvenor Street, London W1K 3JR, partnership registered in England and Wales number OC370085. All rights reserved.